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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2000

                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
      --------------------------------------------------------------------
                           (Exact Name of Registrant)

         New York                              333-64131                           13-3436103
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


            343 Thornall Street, Edison, NJ                      08837
            ------------------------------------------------     -------------
            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600



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Item 5. Other Events:


         On or about 7/25/2000, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1 and Series
2000-2 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Report with respect to the July 25, 2000 distribution



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 2, 2000

                                           THE CHASE MANHATTAN BANK,
                                           As Paying Agent, on behalf of
                                           Chase Funding, Inc.


                                           By: /s/ Andrew M. Cooper
                                           -------------------------
                                           Name: Andrew M. Cooper
                                           Title: Trust Officer


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                                 INDEX TO EXHIBITS
                                 ----------------------------

Exhibit No.                      Description
---------------                  -----------------
20.1                             Monthly Report with respect to the distribution
                                 to certificateholders on July 25, 2000.